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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 April 28, 2005
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                           1-3579                  06-0495050
(State or other jurisdiction of    (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02 Disclosure of "Results of Operations and Financial Condition."

On April 28, 2005, the registrant issued a press release setting forth its financial results, including consolidated statements of income, selected segment data, and a reconciliation of reported results to adjusted results for the three months ended March 31, 2005 and 2004, and consolidated balance sheets at March 31, 2005, December 31, 2004 and March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1   Press release of Pitney Bowes Inc. dated April 28, 2005


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Pitney Bowes Inc.

April 28, 2005




                                   /s/ B.P. Nolop
                                   -------------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)



                                   /s/ S.J. Green
                                   -------------------------------
                                   S.J. Green
                                   Vice President - Finance and
                                   Chief Accounting Officer
                                   (Principal Accounting Officer)